PREFERRED SHARES	12 Months Ended
Dec. 31, 2012
PREFERRED SHARES
PREFERRED SHARES

19.  PREFERRED SHARES

at December 31	Number of Shares Authorized and Outstanding	Dividend Rate per Share	Redemption Price per Share	2012	2011

	(thousands)			(millions of Canadian dollars)	(millions of Canadian dollars)
Cumulative First Preferred Shares
Series U	4,000	$2.80	$50.00	195	195
Series Y	4,000	$2.80	$50.00	194	194

				389	389

The authorized number of preferred shares issuable in each series in unlimited. All of the cumulative first preferred shares are without par value.

On or after October 15, 2013, TCPL may redeem the Series U preferred shares at $50 per share, and on or after March 5, 2014, TCPL may redeem the Series Y preferred shares at $50 per share.

Dividend Reinvestment Plan
 Under the Company's Dividend Reinvestment Plan (DRP), eligible holders of common or preferred shares of TransCanada and preferred shares of TCPL can reinvest their dividends and make optional cash payments to obtain TransCanada common shares. Commencing with the dividends declared in April 2011, dividends payable to shareholders who participate in the DRP are satisfied with common shares purchased on the open market determined on the basis of the weighted average purchase price of such common shares. Previously, common shares issued in lieu of cash dividends under the DRP were issued from treasury at a discount to the average market price in the five days before dividend payment. The discount was set at three per cent in 2010, and was reduced to two per cent commencing with the dividends declared in February 2011 and was eliminated completely in April 2011.

Cash Dividends
 Cash dividends of $22 million or $2.80 per share were paid on the Series U and Series Y preferred shares in each of 2012, 2011 and 2010.